UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) May 5, 2015

REVETT MINING COMPANY, INC.
(Exact name of small business issuer in its charter)

Delaware	46-4577805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

11115 East Montgomery, Suite G
Spokane Valley, Washington 99206
(Address of principal executive offices)

Registrant’s telephone number: (509) 921-2294

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General instructions A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[X] Soliciting material pursuant to Rule 14 a-12 under the Exchange Act (17 CFR 240.14a -12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange act (17 CFR 240.14d -2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 8.01 – Other Events

     On May 5, 2015, Revett Mining Company (the “Company”) issued a news release announcing the Company’s first quarter 2015 financial results. The news release is attached hereto as Exhibit 99.1 to this Form 8-K.

     As disclosed in Exhibit 99.1, the Company also announced that Hecla has filed a registration statement on Form S-4 with the SEC that constitutes both the Revett proxy statement and a prospectus of Hecla. Revett and Hecla plan to mail the proxy statement/prospectus on or about May 8, 2015 to Revett's stockholders of record on May 4, 2015. The special meeting of Revett stockholders to vote on the proposed merger has been scheduled for June 12, 2015.

Item 9.01. Financial Statements and Exhibits.

     99.1 News Release, dated May 5, 2015.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

REVETT MINING COMPANY, INC.

Date: May 5, 2015	By:	/s/ John Shanahan
John Shanahan
President and Chief Executive Officer